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                              FIRST AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
               COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP

     THIS First Amendment, dated as of December 1, 1991 (this "First Amendment"), is hereby entered into to amend the Agreement of Limited Partnership of Cogen Technologies Camden GP Limited Partnership, dated as of July 26, 1991 (the "Agreement"). Initially capitalized terms used herein and not otherwise defined are used as defined in the Agreement.

  1. Pursuant to and in accordance with Articles XX and XXI of the Agreement, the Agreement is hereby amended to add a new Section 15.9, which reads as follows:

              "Section 15.9 Authorizations. (a) The Partnership is hereby
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        authorized to engage in all activities and transactions and to do all things and to hold all interests in real, personal and mixed property, contract rights and other property, necessary, appropriate, proper, advisable or desirable for, or incidental or convenient to, the objects and purposes of the Partnership, including, but not limited to, the power to enter into, make and perform any agreement, contract, commitment, arrangement or undertaking to acquire, own, hold, purchase, lease, dispose of, mortgage, pledge, hypothecate or assign, and to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, any property, whether real, personal or mixed, and to exercise any and all of the powers that may be exercised by the General Partner on behalf of the Partnership pursuant to Article XV.

              (b) Notwithstanding anything to the contrary contained in this Agreement or any other agreement or undertaking, in furtherance of the Partnership's objects and purposes, the Partnership, on its own behalf or on behalf of Camden Cogen, and the General Partner, on behalf of the Partnership, shall have any and all powers necessary,appropriate proper, advisable, incidental or convenient to or for the accomplishment of the Partnership's objects and purposes, alone or with others, including, without limitation, the following:

              (i) to design, plan, finance, construct, own, develop, maintain, operate, lease and dispose of the Facility, or any part thereof, and to engage in any and all activities necessary or incidental to the foregoing;

             (ii) to negotiate and enter into, and make, execute, deliver and perform, assign and transfer to others all contracts, agreements, commitments, arrangements and other undertakings, as the same may be amended, restated, supplemented or otherwise modified from time to time, and
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                   to grant liens, security interests in and other encumbrances on, in and against the property of the Partnership or Camden Cogen, as the case may be, all as may be necessary, convenient or incidental to carry out the Partnership's objects and purposes, including, but not limited to, the following:

                   (1) loan agreements, including but not limited to construction, term and working capital loan agreements;

                   (2) notes, including, but not limited to, construction, term and working capital notes;

                   (3)  capital contribution agreements;

                   (4)  borrower indemnity agreements;

                   (5) collateral security documents, including, but not limited to, mortgages, security agreements, security deposit agreements, assignments and security agreements, pledge agreements, assignments regarding contracts, consents to assignments regarding contracts and any Collateral Security Document (as defined in that certain Construction and Term Loan Agreement) to which the Partnership or Camden Cogen is a party;

                   (6)  power purchase agreements;

                   (7)  equipment supply contracts;

                   (8) additional contracts, agreements or other undertakings, including, but not limited to, subordinated mortgages, steam supply agreements, gas service agreements, gas sourcing agreements, gas purchase agreements, turnkey contracts, operation and maintenance agreements and easement agreements;

                   (9)  reimbursement agreements;

                   (10) recognition agreements;

                   (11) Midlantic Agreements (as defined in that certain
                        Construction and Term Loan Agreement);

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                   (12) any (a) assignment, (b) consent to assignment, (c)
                        consent and agreement, and (d) consent and/or recognition agreement relating to types of contracts, agreements, commitments, arrangements or other undertakings set forth in this Section 15.9;

                   (13) certificates and notices, including, but not limited to, construction loan borrowing certificates, term loan borrowing certificates, completion certificates, cost certificates and notices of borrowing;

                   (14) collateral agency agreements and letter agreements;

                   (15) tax indemnity agreements and noncompete agreements;

                   (16) Project Contracts (as defined in that certain
                        Construction and Term Loan Agreement);

                   (17) Operative Documents (as defined in that certain form of
                        Amended and Restated Agreement of Limited Partnership of Camden Cogen);

                   (18) partnership agreements; and

            (iii) to have letters of credit issued for its account and on its own behalf."

     2. Pursuant to and in accordance with Articles XX and XXI of the Agreement, the first sentence of Section 16.5 of the Agreement is hereby amended to delete the words "in connection with any bona fide financing of such Partner."

     This First Amendment shall be interpreted in accordance with the laws of the State of Delaware, all rights and remedies being governed by such laws. Except to the extent modified hereby, the Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.

                                            GENERAL PARTNER:

                                            Cogen Technologies Camden, Inc.

                                            By: /s/ [SIGNATURE APPEARS HERE]
                                                ------------------------------
                                                Vice President

                                            LIMITED PARTNER:

                                            Cogen Technologies Limited Partners
                                            Joint Venture

                                            Pursuant to powers of attorney
                                            executed and delivered in favor of
                                            the General Partner

                                            By: Cogen Technologies Camden, Inc.

                                            By: /s/ [SIGNATURE APPEARS HERE]
                                                ------------------------------
                                                Vice President

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